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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 28, 2000


                             Total Film Group, Inc.
             (Exact name of registrant as specified in its charter)



         Delaware                     0-30027                    13-3851302
(State or other jurisdiction        (Commission                (IRS Employer
Of incorporation)                   File Number)             Identification No.)



           9107 Wilshire Boulevard, Suite 475, Beverly Hills, CA      90210
               (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (310) 275-8404


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         (Former name or former address, if changed since last report.)

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Item 5. Other Events.

     Pursuant to Rule 135(c) under the Securities Act of 1933, the registrant hereby gives notice that as of August 15, 2000, it and its then wholly-owned subsidiary, Total China II, Inc., completed a private offering of equity securities as follows:

     -    There were offered a total of 108 units at $50,000 per unit.

     - A unit consisted of 10,000 shares of common stock of the registrant and 10,000 shares of Series A preferred stock of Total China II, Inc.

     - In its Confidential Private Placement Memorandum dated May 23, 2000, the registrant and Total China II reserved "...the right to accept purchases for less than the number of shares of Units offered hereby. The Company reserves the right to reject any investment in whole or in part, in its sole discretion". The offering and placement of these securities was made only to and with accredited investors as defined in Rule 501(a) of Regulation D, and with each of whom the persons selling the securities on behalf of the registrant and Total China II had a pre- existing substantive relationship.

     - This private placement was commenced on May 23, 2000, and was essentially completed on July 21, 2000, with the exception of one unit placed on August 15, 2000.

     - Pursuant to the reserved "...right to sell less than the number of shares of Units offered...", the registrant and Total China II sold a total of 73.86 Units, or 738,600 shares of common stock of the registrant and 738,600 shares of the Series A preferred stock of Total China II. The placement of these securities produced $3,693,000 of gross proceeds to the registrant.

     - There were a total of 53 purchasers of the securities offered, each of whom was an accredited investor. For the purpose of verification of the status as an accredited investor, each of these purchasers furnished to the registrant an Investors Questionnaire designed to demonstrate that status and to confirm the knowledge on the part of the persons selling the securities on behalf of the registrant and Total China II that the prospective investors were qualified offerees and purchasers which knowledge was derived from pre-existing substantial relationships between these sellers and these purchasers.

     - The registrant proposes to use 40 percent of the net proceeds of the private placement of approximately $1,329,480 for working capital.

     - Total China II, Inc. proposes to use 60 percent of the net proceeds of the private placement or approximately $1,994,220 for the purchase of an equity interest in
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          MeetChina.com, a business-to-business e-commerce portal engaged directly through a subsidiary in promoting imports and exports to and from China through the Internet and providing ancillary services related thereto.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Total Film Group, Inc.

Date: September 29, 2000               By /s/ Monique Jones, CFO